--------------------------------------------------------------------------------




                                                             Van Eck Global

                                                  Worldwide Insurance Trust
--------------------------------------------------------------------------------

                                                              ANNUAL REPORT
                                                          December 31, 1998



                                  discipline


                                                     Worldwide Real Estate Fund




allocation


                                         diversity





A TRADITION OF GLOBAL SOLUTIONS DESIGNED FOR INTELLIGENT INVESTMENT PLANNING AND DIVERSIFICATION

                       Van Eck Worldwide Real Estate Fund
--------------------------------------------------------------------------------
Dear Fellow Shareholder:

Nineteen ninety-eight was a volatile year for investments in general and a difficult year for global real estate securities. Despite strong real estate fundamentals and attractive opportunities in many markets, investors focused on several concerns that developed during the year that pushed real estate stock prices down. The NAREIT Index, a U.S.-based index, declined 17.5% for the year, while the Salomon Smith Barney World Property Index declined 13.3% during the period. In this environment, your Fund compared favorably, with a total return of -11.4%.

Review
Throughout 1998, fundamentals in the U.S. real estate market remained strong. Rents were rising and vacancies were low and declining; real estate companies had pricing power. Just as compelling, real estate securities offered substantially higher earnings growth and lower valuations than the S&P 500. For these reasons, the U.S. remained the largest country allocation in the Fund throughout the year, accounting for 57% of total net assets at December 31, 1998. Investor sentiment, however, focused on other factors and the disappointing performance results were in clear contrast to the underlying strength of the securities versus the rest of the market.

In the beginning of the year, investors were anxious that the U.S. real estate market was reaching the end of its cycle -- that things were almost too good. Prices in the direct market for acquisitions had risen dramatically since the bottom of the cycle in the early '90s, and building (new supply) had picked up dramatically. In the second quarter, there was negative press coverage of IRS reforms that were passed by Congress targeting "paired share" REITs (a specific REIT structure), which left many uninformed investors concerned that the REIT structure itself was endangered. Last summer, when the Russian economy and the Long-Term Capital Management hedge fund fell into crisis, the U.S. stock market fell dramatically and REITs followed suit. Capital that had been available for mortgages disappeared, and while this had the positive effect of reducing supply concerns, investors were overwhelmed with the worry that the U.S. economy was heading into a recession and that the real estate market would decline. Finally, in the fourth quarter, as the stock market rebounded, REITs continued to lag -- possibly a result of "tax loss selling." For these reasons, U.S. real estate securities turned in negative performance (their worst in 25 years) despite an exceptionally good year for the real estate business.

The environment was similar in the Canadian market. Here declines were even more surprising since the Canadian real estate market boasted most of the strengths of the U.S. real estate market, with the added advantage that Canada's real estate cycle has been one to three years behind that of the U.S. Given these positives, your portfolio had a large position of approximately 14-15% of total net assets in Canadian real estate securities during the year. However, as commodity prices dropped throughout the year, the Canadian dollar, GDP growth estimates and stock market all suffered.

The continental European markets (about 12% of total net assets) were strongly influenced by the imminent introduction of the euro, and real estate securities performed relatively well, particularly in the first quarter. Much of Europe's real estate cycle was in the beginning of an upswing. Many securities were attractively priced and many real estate companies began to position themselves to take advantage of pending European unity. Again, however, market volatility hit in the second and especially third quarters, and real estate securities continued to lag the recovery in the fourth. In the UK, recession fears began to take hold after the first quarter when valuations were fairly high and real estate securities began to decline. This, the largest real estate market in Europe, declined over 20% for the year.

We have been very cautious about markets in the Far East (less than 5% of net assets), which have been extremely volatile. Asia fell into a severe financial crisis in the second half of 1997 and stocks, including property stocks, declined dramatically in most of these markets.

                       Van Eck Worldwide Real Estate Fund
--------------------------------------------------------------------------------
The Fund remained very underweighted in the region throughout 1998, awaiting real signs of recovery. In the fourth quarter, the markets rebounded dramatically off extreme lows, and rose over 40%; they still finished the year in negative territory.

Defensive strategies that we employed as market volatility increased helped Fund performance relative to our benchmarks. We maintained a high cash position that averaged approximately 12-14% throughout the year and accounted for 25% of assets for a time during the third quarter. We also increased weightings in landlords that hold long-term leases to high-credit tenants (such as Boston Properties, Cornerstone Properties, and TrizecHahn) as a defensive measure at a time of slowing economic growth.

The Outlook

The underlying strength of many of the world's real estate markets remains intact. We are positive on the outlook for 1999 given the substantial underpricing of real estate securities versus the general market at this time, particularly in North America. While we are not at the beginning stages of the U.S. real estate cycle, landlord pricing power is still strong. We do not have an overbuilding/oversupply situation such as we did in 1991, and though growth may be slowing, a recession does not appear imminent. REITs offer substantially higher earnings growth and valuations are well below their average relative to the S&P 500. Continental Europe will continue to be a major beneficiary of the euro. Mergers and acquisitions activity there should also be a boon, particularly in the first half of 1999. The UK is at the end of its real estate cycle, and we have only select positions there. Asia remains an uncertainty, and until we see a substantial and sustained improvement in the underlying real estate markets there, we are unlikely to drastically increase the Fund's exposure to this region.
We thank you for your participation in the Worldwide Real Estate Fund and look forward to helping you meet your investment goals in the future.

[PHOTO OF JOHN C. van ECK                     [PHOTO OF KEVIN L. REID
 APPEARS HERE]                                 APPEARS HERE]

 /s/ John C. van Eck                           /s/ Kevin L. Reid

 John C. van Eck                               Kevin L. Reid
 Chairman                                      Portfolio Manager

January 27, 1999

                       Van Eck Worldwide Real Estate Fund
--------------------------------------------------------------------------------

                       Van Eck Worldwide Real Estate Fund
                 vs. Salomon Smith Barney World Property Index
                                and NAREIT Index

                              [CHART APPEARS HERE]

              Van Eck Worldwide        Salomon Smith Barney
              Real Estate Fund         World Property Index        NAREIT Index
              ----------------         --------------------        ------------

6/97                10,000                     10,000                10,000.00
7/97                11,164                     10,206                10,309.00
8/97                11,226                     9,713                 10,284.26
9/97                12,237                     10,180                11,182.07
10/97               12,104                     8,807                 10,880.16
11/97               12,022                     8,741                 11,115.17
12/97               12,217                     8,583                 11,377.49
1/98                12,135                     8,265                 11,317.19
2/98                12,441                     8,901                 11,124.79
3/98                12,725                     8,834                 11,323.93
4/98                12,475                     8,490                 10,954.77
5/98                12,123                     8,010                 10,878.09
6/98                12,021                     7,783                 10,804.11
7/98                11,261                     7,260                 10,102.93
8/98                10,148                     6,517                 9,149.51
9/98                10,285                     6,892                 9,667.47
10/98               10,398                     7,334                 9,448.62
11/98               10,761                     7,530                 9,628.10
12/98               10,829                     7,445                 9,385.47

--------------------------------------------------------------------------------
Average Annual Total Return 12/31/98           1 Year         Since Inception*
--------------------------------------------------------------------------------
Van Eck Worldwide Real Estate Fund+            -11.4%              3.9%
--------------------------------------------------------------------------------
Salomon Smith Barney World Property Index      -13.3%            -17.9%
--------------------------------------------------------------------------------
NAREIT (U.S.Equity Real Estate) Index          -17.5%             -4.1%
--------------------------------------------------------------------------------

This graph compares an initial $10,000 investment in the Van Eck Worldwide Real Estate Fund made at 6/30/97 (inception date of the Fund was 6/23/97) with a similar investment in the Salomon Smith Barney World Property Index and the NAREIT Index. The graph shows month-end net asset values; however, the net asset value fluctuates daily.
*Inception date for the Worldwide Real Estate Fund was 6/23/97; index returns are calculated as of nearest month end (6/30/97).
+ Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Adviser at certain times since the Fund's inception.
The Salomon Smith Barney World Property Index and the NAREIT Index (a U.S. equity real estate index) are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund.
Past performance is not indicative of future results. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

                           Worldwide Real Estate Fund
                               Sector Weightings
                               December 31, 1998


                           [PIE CHART APPEARS HERE]

Residential          6.7%
Retail               9.2%
Specialty            5.4%
Cash/Other          11.7%
Diversified         23.6%
Hotels               5.5%
Office/Industrial   37.9%



                           Worldwide Real Estate Fund
                            Geographical Weightings
                               December 31, 1998


                           [PIE CHART APPEARS HERE]

United States   56.6%
Cash/Other      11.7
Australia        0.8%
Canada          13.8%
Finland          2.3%
France           5.8%
Hong Kong        2.3%
Italy            0.9%
Japan            1.7%
United Kingdom   1.2%
Sweden           1.3%
Spain            1.6%

                       Van Eck Worldwide Real Estate Fund
                Top Ten Equity Holdings as of December 31, 1998*

TrizecHahn Corporation
(Canada, 4.3%)

TrizecHahn is a real estate development and operating company. The company, through its wholly owned subsidiaries, acquires, develops, manages and owns income-producing commercial real estate comprised primarily of office buildings in the United States and Canada.

Boston Properties, Inc.
(U.S., 3.8%)

Boston Properties develops, redevelops, acquires, manages, operates and leases commercial office and industrial real estate properties. The company has a significant presence in the Boston, Washington, D.C. and midtown Manhattan real estate markets.

CB Richard Ellis Services Inc.
(U.S., 3.3%)

CB Richard Ellis Services provides commercial real estate services, such as brokerage services, corporate services, property management, real estate market research, mortgage banking, investment management and advisory services, evaluation and appraisal services.

Equity Office Properties Trust
(U.S., 3.0%)

Equity Office Properties is a fully integrated, self-administered and self-managed real estate investment trust (REIT) engaged in acquiring, owning, managing, leasing and renovating office properties and parking facilities. The company's assets are owned by, and its operations are conducted through, EOP Operating Limited Partnership.

United Dominion Realty Trust, Inc.
(U.S., 2.7%)

United Dominion Realty is a self-administered real estate investment trust. The company owns and operates apartment communities located in the sun-belt, from Delaware to Nevada.

Tower Realty Trust, Inc.
(U.S., 2.6%)

Tower Realty Trust is a fully integrated, self-administered and self-managed real estate investment trust. The company develops, acquires, owns, renovates, manages and leases office properties in Manhattan, Phoenix, Tucson and Orlando.

Brookfield Properties Corporation
(Canada, 2.6%)
Brookfield Properties is a diversified North American real estate development company. The company owns 58 commercial rental properties, develops residential land, builds homes and offers real estate management services.

Cornerstone Properties, Inc.
(U.S., 2.5%)

Cornerstone Properties is a self-advised equity real estate investment trust. The company invests in Class A office properties in prime central business district locations and major suburban office markets in the United States.

Cadillac Fairview Corporation
(Canada, 2.5%)

Cadillac Fairview owns, manages and develops commercial real estate in North America, focusing on high quality retail centers in Canada and the United States. The company also focuses on office properties in major Canadian cities. Cadillac owns interests in or manages 92 properties amounting to approximately 48 million square feet.

Boardwalk Equities, Inc.
(Canada, 2.3%)

Boardwalk Equities is a real estate company that acquires and manages multi-family residential projects throughout western Canada. Boardwalk owns or has contracted to acquire over 21,500 units.
-------
* Portfolio is subject to change.

                           Worldwide Real Estate Fund
                       Schedule of Portfolio Investments
                               December 31, 1998
--------------------------------------------------------------------------------

          No. of                                       Value
 Country  Shares           Securities (a)             (Note 1)
---------------------------------------------------------------
 AUSTRALIA: 0.8%
            3,000 Westfield Holdings Ltd.            $   15,208
                                                     ----------
 CANADA: 13.8%
            1,200 Bentall Corp.+                         12,540
            4,000 Boardwalk Equities, Inc.               44,154
            4,000 Brookfield Properties Corp.            49,118
            2,500 Cadillac Fairview Corp.+               46,719
            2,350 Oxford Properties Group, Inc.+         27,935
            4,000 TrizecHahn Corp.                       82,002
                                                     ----------
                                                        262,468
                                                     ----------
 FINLAND: 2.3%
            7,500 Sponda Oyj                             43,685
                                                     ----------
 FRANCE: 5.8%
              150 Accor S.A.                             32,470
              300 Societe du Louvre                      22,487
              175 Societe Fonciere Lyonnaise+            27,488
               75 Societe Fonciere Lyonnaise+                79
                  (Warrants expiring 7/30/02)
              200 Unibail S.A.                           29,160
                                                     ----------
                                                        111,684
                                                     ----------
 HONG KONG: 2.3%
            3,000 Cheung Kong Holdings, Ltd.             21,588
            3,000 Sun Hung Kai Properties, Ltd.          21,878
                                                     ----------
                                                         43,466
                                                     ----------
 ITALY: 0.9%
           35,000 Unione Immobiliare SpA                 18,266
                                                     ----------
 JAPAN: 1.7%
            2,000 Mitsubishi Estate Co. Ltd.             17,854
            2,000 Mitsui Fudoson Co. Ltd.                15,069
                                                     ----------
                                                         32,923
                                                     ----------
 SPAIN: 1.6%
            1,000 Metrovacesa, S.A.                      30,013
                                                     ----------
 SWEDEN: 1.3%
            1,000 Castellum AB                           10,831
            1,900 Diligentia AB                          13,330
                                                     ----------
                                                         24,161
                                                     ----------
 UNITED KINGDOM: 1.2%
            3,000 British Land Co. PLC                   22,113
                                                     ----------
 UNITED STATES: 56.6%
            1,000 AMB Property Corp.                     22,000
            1,250 Arden Realty, Inc.                     28,984
            2,000 Bedford Property Investors, Inc.       33,750
            2,400 Boston Properties, Inc.                73,200
            1,100 Brandywine Realty Trust                19,663
            1,500 Cabot Industrial Trust                 30,656
            1,500 CarrAmerica Realty Corp.               36,000
            1,500 Catellus Development Corp.+            21,469
            3,500 CB Richard Ellis Service Inc.          63,438
            3,000 Cornerstone Properties, Inc.           46,875

          No. of                                           Value
 Country  Shares              Securities (a)              (Note 1)
--------------------------------------------------------------------
 UNITED STATES (continued)
             2,400 Equity Office Properties Trust        $   57,600
             1,000 Equity Residential Properties Trust       40,438
            10,000 Excel Legacy Corp.+                       40,000
             3,000 Grove Property Trust                      35,250
             5,000 Grubb & Ellis Co.                         40,313
             1,500 Highwoods Properties, Inc.                38,625
             1,800 Kilroy Realty Corp.                       41,400
             1,000 Macerich Co. (The)                        25,625
             1,000 Mack-Cali Realty Corporation              30,875
             1,500 New Plan Excel Realty Trust               33,281
             4,337 Patriot American Hospitality, Inc.        26,022
             1,000 Philips International Realty Corp.        15,375
             1,000 Prentiss Properties Trust                 22,313
             2,000 Prologis Trust                            41,500
             1,000 Simon Property Group, Inc.                28,500
             1,100 Starwood Hotels & Resorts Trust           24,956
             2,500 Tower Realty Trust, Inc.                  50,313
             1,600 TriNet Corporate Realty Trust, Inc.       42,800
             5,000 United Dominion Realty Trust, Inc.        51,563
             1,000 Westfield America, Inc.                   17,250
                                                         ----------
                                                          1,080,034
                                                         ----------
 Total Stocks and Other Investments: 88.3%
 (Cost: $1,688,715)                                       1,684,021
                                                         ----------
         Principal
          Amount          Short-Term Obligations
--------------------------------------------------------------------
                   U.S. Treasury Bills
          $100,000 due 1/21/99 Yield 4.50%                   99,753
           175,000 due 2/04/99 Yield 4.42%                  174,279
                                                         ----------
 Total Short-Term Obligations: 14.4%
 (Amortized Cost: $274,032)                                 274,032
                                                         ----------
 Total Investments: 102.7%
 (Cost: $1,962,747)                                       1,958,053
 Other assets less liabilities: (2.7%)                      (51,675)
                                                         ----------
 Net Assets: 100%                                        $1,906,378
                                                         ==========

Summary of
Investments           % of
By Industry        Net Assets
-----------        ----------
Diversified           23.6%
Hotels                 5.5%
Office/Industrial     37.9%
Residential            6.7%

Summary of
Investments                                                         % of
By Industry                                                      Net Assets
-----------                                                      ----------
Retail                                                               9.2%
Specialty                                                            5.4%
U.S Treasury Bills                                                  14.4%
Other assets less liabilities                                       (2.7%)
                                                                   -----
                                                                   100.0%
                                                                   =====

-------
(a) Unless otherwise indicated, securities owned are shares of common stock. + Non-income producing.
                       See Notes to Financial Statements

                Worldwide Real Estate Fund Financial Statements
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
December 31, 1998

Assets:
Investments at value (cost, $1,962,747) (Note 1)...................  $1,958,053
Cash...............................................................     110,211
Receivables:
 Securities sold...................................................      20,288
 Capital Shares sold...............................................      13,661
 Dividends.........................................................      11,735
Unrealized appreciation on forward foreign currency contracts (Note
 5)................................................................           4
Deferred organization costs and other assets (Note 1)..............       5,380
                                                                     ----------
  Total assets.....................................................   2,119,332
                                                                     ----------
Liabilities:
Payables:
 Securities purchased..............................................     177,462
 Capital shares redeemed...........................................      14,661
Unrealized depreciation on forward foreign currency contracts (Note
 5)................................................................         900
Accounts payable...................................................      19,931
                                                                     ----------
  Total liabilities................................................     212,954
                                                                     ----------
Net assets.........................................................  $1,906,378
                                                                     ==========
Shares outstanding.................................................     199,762
                                                                     ==========
Net asset value, redemption and offering price per share
 ($1,906,378 / 199,762)............................................       $9.54
                                                                     ==========
Net assets consist of:
 Aggregate paid in capital.........................................  $2,033,819
 Unrealized depreciation of investments, forward foreign currency
  contracts and foreign currencies.................................      (5,728)
 Undistributed net investment income...............................      29,972
 Accumulated realized loss.........................................    (151,685)
                                                                     ----------
                                                                     $1,906,378
                                                                     ==========

Statement of Operations
Year Ended December 31, 1998

Income: (Note 1)
Dividends (net of foreign taxes withheld of $871)........            $  47,480
Interest.................................................                4,621
                                                                     ---------
  Total income...........................................               52,101
Expenses:
Management (Note 2)......................................  $ 12,340
Administration (Note 2)..................................     4,295
Reports to shareholders..................................    32,076
Professional.............................................    10,395
Custodian................................................     3,259
Amortization of deferred organization costs..............     2,180
Registration.............................................       204
Trustees' fees and expenses..............................       138
Other....................................................       721
                                                           --------
  Total expenses.........................................    65,608
Expenses assumed by the Adviser and reduced by brokerage
 and custodian fee arrangements (Note 2).................   (54,633)
                                                           --------
  Net expenses...........................................               10,975
                                                                     ---------
Net investment income  ..................................               41,126
Realized and Unrealized Loss on Investments (Note 3):
Realized loss from security transactions.................             (151,377)
Realized loss from foreign currency transactions.........               (7,007)
Change in unrealized appreciation of forward foreign
 currency contracts and foreign currencies...............               (1,096)
Change in unrealized appreciation of investments.........              (18,968)
                                                                     ---------
Net Decrease in Net Assets Resulting from Operations.....            $(137,322)
                                                                     =========

                       See Notes to Financial Statements

                Worldwide Real Estate Fund Financial Statements
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                     For the
                                                                 Period June 23,
                                                     Year Ended     1997+ to
                                                    December 31,  December 31,
                                                        1998          1997
                                                    ------------ ---------------
Increase (Decrease) in Net Assets:
Operations:
 Net investment income............................   $   41,126     $ 12,708
 Realized gain (loss) from security transactions..     (151,377)      65,851
 Realized gain (loss) from foreign currency trans-
  actions.........................................       (7,007)         911
 Change in unrealized appreciation of forward for-
  eign currency contracts.........................       (1,096)          62
 Change in unrealized appreciation of investments.      (18,968)      14,274
                                                     ----------     --------
 Increase (decrease) in net assets resulting from
  operations......................................     (137,322)      93,806
                                                     ----------     --------
Dividends and distributions to shareholders from:
 Net investment income............................      (13,400)          --
 Net realized gains...............................      (70,525)          --
                                                     ----------     --------
 Total dividends and distributions................      (83,925)          --
                                                     ----------     --------
Capital share transactions*:
 Net proceeds from sales of shares................    1,425,098      750,000
 Reinvestment of dividends........................       83,925           --
 Cost of shares reacquired........................     (225,204)          --
                                                     ----------     --------
 Increase in net assets resulting from capital
  share transactions..............................    1,283,819      750,000
                                                     ----------     --------
 Total increase in net assets.....................    1,062,572      843,806
Net Assets:
Beginning of period...............................      843,806           --
                                                     ----------     --------
End of period (including undistributed net invest-
 ment income of $29,972 and $12,305, respective-
 ly)..............................................   $1,906,378     $843,806
                                                     ==========     ========
*Shares of Beneficial Interest Issued and Redeemed
 (unlimited number of $.001 par value shares
 authorized)
 Shares sold......................................      145,519       70,525
 Reinvestment of dividends........................        7,851           --
                                                     ----------     --------
                                                        153,370       70,525
 Shares reacquired................................      (24,133)          --
                                                     ----------     --------
 Net increase.....................................      129,237       70,525
                                                     ==========     ========

-------
+ Commencement of operations.


                       See Notes to Financial Statements

                          Worldwide Real Estate Fund
-------------------------------------------------------------------------------

Financial Highlights
For a share outstanding throughout each period

                                                                 For the Period
                                                    Year Ended  June 23, 1997(a)
                                                   December 31, to December 31,
                                                       1998           1997
                                                   ------------ ----------------
Net Asset Value, Beginning of Period.............    $  11.96        $10.00
                                                     --------        ------
Income From Investment Operations:
 Net Investment Income...........................        0.22          0.18
 Net Gain (Loss) on Investments (both realized
  and unrealized)................................       (1.45)         1.78
                                                     --------        ------
Total From Investment Operations.................       (1.23)         1.96
                                                     --------        ------
Less Dividends and Distributions:
 Dividends from Net Investment Income............       (0.19)           --
 Distributions from Capital Gains................       (1.00)           --
                                                     --------        ------
Total Dividends and Distributions................       (1.19)           --
                                                     --------        ------
Net Asset Value, End of Period...................    $   9.54        $11.96
                                                     ========        ======
Total Return (b).................................     (11.35%)       19.60%
--------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Period (000)..................    $  1,906        $  844
Ratio of Gross Expenses to Average Net Assets....       5.32%         4.92%(c)
Ratio of Net Expenses to Average Net Assets......       0.89%         0.00%(c)
Ratio of Net Investment Income to Average Net As-
 sets............................................       3.33%         3.62%(c)
Portfolio Turnover Rate..........................        107%          123%

-------
(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. Total returns are not annualized.
(c) Annualized.

                       See Notes to Financial Statements
-------------------------------------------------------------------------------
Notes to Financial Statements
Note 1--Significant Accounting Policies:
Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Worldwide Real Estate Fund series (the "Fund"), a diversified fund of the Trust, in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. Security Valuation--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost which with accrued interest approximates value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the year. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Dividends and Distributions--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with generally accepted accounting principles. These differences are primarily due to differing treatment of foreign currency transactions. The effect of these differences for the year ended December 31, 1998 is a decrease to undistributed net investment income and an increase to accumulated realized loss by $10,059.

E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. Deferred organization costs are being amortized over a period not to exceed five years.

Note 2--Van Eck Associates Corporation (the "Adviser") earned fees for investment management and advisory services. The fee is based on an annual rate of 1% of the average daily net assets. The Adviser agreed to waive its management fees and assume all expenses of the

                          Worldwide Real Estate Fund
-------------------------------------------------------------------------------
Notes to Financial Statements (continued)
Fund except interest, taxes, brokerage commissions and extraordinary expenses for the period January 1, 1998 to February 28, 1998. The Adviser also agreed to assume expenses exceeding 1% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses for the period March
1, 1998 to December 31, 1998. For the year ended December 31, 1998, the
Adviser assumed expenses in the amount of $49,729. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. As of December 31, 1998, the Adviser owned 39% of the outstanding shares of beneficial interest of the Fund.

In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions which amounted to $4,295. For the year ended December 31, 1998, the Adviser agreed to assume such costs.

The Fund has a fee arrangement based on cash balances left on deposit with the custodian, which reduced the Fund's operating expenses by $4,639 for the year ended December 31, 1998. The Fund also directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. For the year ended December 31, 1998, the portion of the Fund's expenses reduced by this directed brokerage arrangement amounted to $265.

Note 3--Purchases and sales of securities, other than short-term obligations, aggregated $2,266,213 and $1,135,026, respectively, for the year ended December 31, 1998. For federal income tax purposes, the identified cost of investments owned at December 31, 1998 was $2,007,570. As of December 31, 1998, net unrealized depreciation for federal income tax purposes aggregated $49,517, of which $67,370 related to appreciated securities and $116,887 related to depreciated securities. As of December 31, 1998, the Fund had a capital loss carryforward of $95,300 available, expiring December 31, 2006.

Note 4--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

Note 5--Forward Foreign Currency Contracts: The Fund bought and sold forward foreign currency contracts to settle purchases and sales of foreign denominated securities. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized and unrealized gains and losses from forward foreign currency contracts are included in realized and unrealized gain (loss) from foreign currency transactions.

At December 31, 1998, the Fund had the following outstanding forward foreign currency contracts:

                            Value at            Unrealized
                           Settlement Current  Appreciation
Contract                      Date     Value  (Depreciation)
--------                   ---------- ------- --------------
Forward Foreign Currency Buy Contracts:
FRF       275,688
          expiring
           1/29/99          $49,321   $49,320     $  (1)
GBP       13,806 expiring
           1/05/99           23,244    22,894      (350)
HKD       343,420
          expiring
           1/05/99           44,327    44,327        --
ITL       30,175,250
          expiring
           1/07/99           18,264    18,268         4
Forward Foreign Currency Sell Contract:
JPY       3,500,000
          expiring
           3/17/99           30,672    31,221      (549)
                                                  -----
                                                  $(896)
                                                  =====

Note 6--Trustee Deferred Compensation Plan--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Plan has been approved by the Internal Revenue Service.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes.

As of December 31, 1998, the total value of the asset and corresponding liability of the Fund's portion of the plan is $119.

Note 7--An income dividend of $0.20 a share was paid on January 29, 1999 to shareholders of record date January 27, 1999 with a reinvestment date of Janu-ary 29, 1999.

                          Worldwide Real Estate Fund
-------------------------------------------------------------------------------

To the Trustees of Van Eck Worldwide Insurance Trust and Shareholders of Worldwide Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Worldwide Real Estate Fund (one of the Funds comprising Van Eck Worldwide Insurance Trust, hereafter referred to as the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                             PricewaterhouseCoopers LLP

New York, New York
February 12, 1999

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Investment Adviser:      Van Eck Associates Corporation
Distributor:             Van Eck Securities Corporation
                         99 Park Avenue, New York, NY 10016  www.vaneck.com


This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing.